Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of September 12, 2014, among RSP PERMIAN, L.L.C., a Delaware limited liability company (the “Borrower”), each of the LENDERS (as hereinafter defined) party hereto, and COMERICA BANK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the financial institutions party thereto (collectively, together with their respective successors and assigns, the “Lenders”), and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of September 10, 2013, as amended by First Amendment to Amended and Restated Credit Agreement dated as of June 9, 2014 and that Second Amendment to Amended and Restated Credit Agreement dated as of August 29, 2014 (as so amended, as amended hereby and as hereafter renewed, extended, amended or restated, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as hereinafter provided;

WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders are willing to agree to such amendments; and

WHEREAS, the Borrower, the Lenders and the Administrative Agent acknowledge that the terms of this Amendment constitute an amendment and modification of, and not a novation of, the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                            Definitions.  Unless otherwise defined in this Amendment, terms used in this Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.                            Amendments to the Credit Agreement.  Subject to satisfaction of the conditions of effectiveness set forth in Section 3 of this Amendment, the parties hereto agree that (a) Section 1.02 of the Credit Agreement is hereby amended to amend and restate the following definitions to read as follows:

“Initial Issuance” means the initial issuance of unsecured notes permitted in Section 10.02(g), including the guaranty of such initial issuance of unsecured notes permitted in Section 10.02(d).

“Permitted Unsecured Notes” means unsecured notes issued pursuant to Section 10.02(g), including the guaranty of such unsecured notes permitted in Section 10.02(d).

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(b) Section 2.06(e) of the Credit Agreement is hereby amended to amend and restate clause (e) in its entirety to read as follows:

(e)                                  If the Borrower issues or incurs any Debt consisting of or related to the senior notes permitted under Section 10.02(g) during the period between Scheduled Redeterminations, then (i) on the date on which such Debt is issued, the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of such Debt, and (ii) the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance, effective and applicable to the Borrower, the Administrative Agent, the Swingline Lender, the Issuing Bank and the Lenders on such date until the next redetermination or modification thereof hereunder.  For purposes of this Section 2.06(e), if any such Debt consisting of senior notes issued pursuant to Section 10.02(g) (or guaranty thereof) is issued at a discount or otherwise sold for less than “par,” the reduction shall be calculated based upon the stated principal amount without reference to such discount.  Notwithstanding the foregoing, no such reduction to the Borrowing Base shall be required with respect to the Initial Issuance or any extension, refinancing or renewal of the Initial Issuance; provided, however, any increase in the principal amount of the Initial Issuance in connection with an extension, refinancing or renewal permitted by Section 10.02(h) hereof shall be subject to the prepayment and reduction contained herein.

(c) Section 10.04 of the Credit Agreement is hereby amended to: (i) delete the “; and” at the end of clause (e) and replace it with a “;”, (ii) delete the “.” at the end of clause (f) and replace it with “; and” and (ii) add new clause (g) to read as follows:

(g)                                  Subject to Section 10.02(g), the Borrower may make Restricted Payments to the holders of its Equity Interests in amounts sufficient to pay principal, premium (if any), and interest in respect of Permitted Unsecured Notes when due, to the extent that such amounts are promptly used for such purpose, provided that no Default has occurred and is continuing or would result therefrom.

SECTION 3.                            Conditions of Effectiveness.  The amendments set forth in Section 2 of this Amendment, as well as any other terms and conditions set forth herein shall be effective as of date first above written, provided that the Administrative Agent shall have received a counterpart of this Amendment executed by the Borrower and the Lenders (which may be delivered by telecopy or pdf transmission).

SECTION 4.                            Acknowledgment and Ratification.  As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower acknowledges and agrees that the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of the Borrower under the Loan Documents, which Loan Documents shall remain in full force and effect.

SECTION 5.                            Borrower’s Representations and Warranties.  As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders (with the knowledge and

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intent that the Administrative Agent and the Lenders are relying upon the same in entering into this Amendment) that, as of the date of its execution of this Amendment:

(a)                                 This Amendment, the Credit Agreement and each of the other Loan Documents to which it is a party, have each been duly executed and delivered by its duly authorized officers and constitute the valid and binding obligations of such party, enforceable against such party in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors’ rights, generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

(b)                                 The representations and warranties set forth in Article VIII of the Credit Agreement are true and correct in all material respects, after giving effect to this Amendment, as if made on and as of the date of this Amendment (except to the extent such representations and warranties relate solely to an earlier date, in which case, they are true and correct in all material respects as of such date).

(c)                                  At the time of and after giving effect to this Amendment, no Default exists.

(d)                                 The execution, delivery and performance of this Amendment are within the Borrower’s limited liability company power, have been duly authorized, are not in contravention of any law applicable to such party or the terms of such party’s organizational documents and, except as have been previously obtained or as referred to in Section 8.03 of the Credit Agreement, do not require the consent or approval of any Governmental Authority or any other third party except to the extent that such consent or approval is not material to the transactions contemplated by this Amendment.

SECTION 6.                            Administrative Agent and Lenders Make No Representations or Warranties.  By execution of this Amendment, neither the Administrative Agent nor any Lender (a) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Amendment, the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto, or (b) makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Borrower or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents, or any other instrument or document furnished pursuant thereto.

SECTION 7.                            Effect of Amendment.  This Amendment (a) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement, any Security Instruments, the other Loan Documents or any of the instruments or agreements referred to therein, (b) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now or hereafter have under or in connection with the Credit Agreement, any Security Instrument or any other Loan Document, including, without limitation, the right to accelerate the Obligations, institute foreclosure proceedings, exercise their respective rights under the Uniform Commercial Code or other applicable law, and/or institute collection proceedings against the Borrower, to the extent

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provided therein or by law, and except as expressly provided herein, and (c) shall not be deemed to be a waiver of any existing or future Default.

SECTION 8.                            Miscellaneous.  This Amendment shall be governed by, and construed in accordance with, the law of the State of Texas.  The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.  In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart.  This Amendment, and any documents required or requested to be delivered pursuant to Section 3 hereof, may be delivered by telecopy or pdf transmission of the relevant signature pages hereof and thereof, as applicable.

SECTION 9.                            Ratification.  The Borrower ratifies and acknowledges the Loan Documents are valid, subsisting and enforceable.

[Remainder of page intentionally left blank.  Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

RSP PERMIAN, L.L.C.,
as the Borrower

By:	/s/ James E. Mutrie
James E. Mutrie
Vice President and General Counsel

Signature Page to Third Amendment to

Amended and Restated Credit Agreement

COMERICA BANK, as the Administrative Agent, as the Issuing Bank, and as a Lender

By:	/s/ John S. Lesikar
John S. Lesikar
Vice President

Signature Page to Third Amendment to

Amended and Restated Credit Agreement

BOKF, NA dba Bank of Texas,
as a Lender

By:	/s/ Thomas E. Stelmar, Jr
Name:	Thomas E. Stelmar, Jr
Title:	Senior Vice President

Signature Page to Third Amendment to

Amended and Restated Credit Agreement

CITIBANK, N.A.,
as a Lender

By:	/s/ Dustin S. Hansen
Name:	Dustin S. Hansen
Title:	Senior Vice President

Signature Page to Third Amendment to

Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

Signature Page to Third Amendment to

Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John C. Springer
Name:	John C. Springer
Title:	Vice President

Signature Page to Third Amendment to

Amended and Restated Credit Agreement

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Executive Director

Signature Page to Third Amendment to

Amended and Restated Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Signature Page to Third Amendment to

Amended and Restated Credit Agreement

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

Signature Page to Third Amendment to

Amended and Restated Credit Agreement

ASSOCIATED BANK, N.A.,
as a Lender

By:	/s/ Kyle Lewis
Name:	Kyle Lewis
Title:	AVP

Signature Page to Third Amendment to

Amended and Restated Credit Agreement

ONEWEST BANK N.A.,
as a Lender

By:	/s/ Whitney Randolph
Name:	Whitney Randolph
Title:	Senior Vice President

Signature Page to Third Amendment to

Amended and Restated Credit Agreement

TEXAS CAPITAL BANK, N.A.,
as a Lender

By:	/s/ Jared R. Mills
Name:	Jared R. Mills
Title:	Vice President

Signature Page to Third Amendment to

Amended and Restated Credit Agreement